EMPLOYEE BENEFIT PLANS	12 Months Ended
Dec. 31, 2014
Compensation and Retirement Disclosure [Abstract]
EMPLOYEE BENEFIT PLANS
EMPLOYEE BENEFIT PLANS
Employee Savings Plan
We have defined contribution retirement savings plans covering eligible employees which include matching contributions based on the amount of our employees’ contributions to the plans. The cost of these plans amounted to approximately $176 million in 2014, $155 million in 2013, and $138 million in 2012, all of which was funded currently to the extent it was deductible for federal income tax purposes. The Company’s cash match is invested pursuant to the participant’s contribution direction. Based on the closing price of our common stock of $143.63 on December 31, 2014, approximately 13% of the retirement and savings plan’s assets were invested in our common stock, or approximately 2.8 million shares, representing 2% of the shares outstanding as of December 31, 2014. At December 31, 2014, approximately 4.1 million shares of our common stock were reserved for issuance under our defined contribution retirement savings plans.
Stock-Based Compensation
We have plans under which options to purchase our common stock and restricted stock, including both restricted stock units and restricted stock awards, have been granted to executive officers, directors and key employees. The terms and vesting schedules for stock-based awards vary by type of grant. Generally, the awards vest upon time-based conditions. The stock awards of retirement-eligible participants will continue to vest upon retirement from the Company. Our equity award program includes a retirement provision that generally treats employees with a combination of age and years of services with the Company totaling 65 or greater, with a minimum required age of 55 and a minimum requirement of 5 years of service, as retirement-eligible. Upon exercise, stock-based compensation awards are settled with authorized but unissued company stock or treasury stock. The compensation expense that has been charged against income for these plans was as follows for the years ended December 31, 2014, 2013, and 2012:

	2014	2013	2012
	(in millions)
Stock-based compensation expense by type:
Restricted stock	$91	$84	$66
Stock options	7	8	16
Total stock-based compensation expense	98	92	82
Tax benefit recognized	(22)	(22)	(21)
Stock-based compensation expense, net of tax	$76	$70	$61

The tax benefit recognized in our consolidated financial statements is based on the amount of compensation expense recorded for book purposes. The actual tax benefit realized in our tax return is based on the intrinsic value, or the excess of the market value over the exercise or purchase price, of stock options exercised and restricted stock vested during the period. The actual tax benefit realized for the deductions taken on our tax returns from option exercises and restricted stock vesting totaled $30 million in 2014, $20 million in 2013, and $43 million in 2012. There was no capitalized stock-based compensation expense during these years.
At December 31, 2014, there were 19.3 million shares reserved for stock award plans. These reserved shares included giving effect to, under the 2011 Plan, 10.6 million shares of common stock available for future grants assuming all stock options were granted or 4.6 million shares available for future grants assuming all restricted stock were granted. Shares may be issued from authorized but unissued company stock or treasury stock.
Restricted Stock
Restricted stock is granted with a fair value equal to the market price of our common stock on the date of grant and generally vests three years from the date of grant. Certain restricted stock units have forfeitable dividend equivalent rights equal to the dividend paid on common stock. The weighted-average grant date fair value of our restricted stock was $103.57 in 2014, $73.50 in 2013, and $85.29 in 2012. Activity for our restricted stock was as follows for the year ended December 31, 2014:

	Shares	Weighted- Average Grant-Date Fair Value
	(shares in thousands)
Nonvested restricted stock at December 31, 2013	3,642	$71.84
Granted	1,264	103.57
Vested	(972)	62.68
Forfeited	(299)	75.38
Nonvested restricted stock at December 31, 2014	3,635	$85.52

The fair value of shares vested was $99 million during 2014, $52 million during 2013, and $75 million during 2012. Total compensation expense not yet recognized related to nonvested restricted stock was $92 million at December 31, 2014. We expect to recognize this compensation expense over a weighted-average period of approximately 1.7 years. There are no other contractual terms covering restricted stock once vested.
Stock Options
Stock options are granted with an exercise price equal to the fair market value of the underlying common stock on the date of grant. Our stock plans, as approved by the Board of Directors and stockholders, define fair market value as the average of the highest and lowest stock prices reported on the composite tape by the New York Stock Exchange on a given date. Exercise provisions vary, but most options vest in whole or in part 1 to 3 years after grant and expire 7 to 10 years after grant.
The weighted-average fair value of each option granted during 2014, 2013, and 2012 is provided below. The fair value was estimated on the date of grant using the Black-Scholes pricing model with the weighted-average assumptions indicated below:

	2014	2013	2012
Weighted-average fair value at grant date	$22.45	$21.80	$30.15
Expected option life (years)	4.3 years	4.4 years	4.4 years
Expected volatility	27.6%	38.8%	46.3%
Risk-free interest rate at grant date	1.3%	0.8%	0.8%
Dividend yield	1.1%	1.5%	1.2%

When valuing employee stock options, we stratify the employee population into three homogenous groups that historically have exhibited similar exercise behaviors. These groups are executive officers, directors, and all other employees. We value the stock options based on the unique assumptions for each of these employee groups.
We calculate the expected term for our employee stock options based on historical employee exercise behavior and base the risk-free interest rate on a traded zero-coupon U.S. Treasury bond with a term substantially equal to the option’s expected term.
The volatility used to value employee stock options is based on historical volatility. We calculate historical volatility using a simple-average calculation methodology based on daily price intervals as measured over the expected term of the option.
Activity for our option plans was as follows for the year ended December 31, 2014:

	Shares Under Option	Weighted-Average Exercise Price
	(shares in thousands)
Options outstanding at December 31, 2013	1,272	$72.81
Granted	244	102.91
Exercised	(715)	72.27
Forfeited	(33)	82.78
Options outstanding at December 31, 2014	768	$82.45
Options exercisable at December 31, 2014	179	$67.57

As of December 31, 2014, outstanding stock options, substantially all of which are expected to vest, had an aggregate intrinsic value of $49 million, and a weighted-average remaining contractual term of 4.4 years. As of December 31, 2014, exercisable stock options had an aggregate intrinsic value of $14 million, and a weighted-average remaining contractual term of 3.1 years. The total intrinsic value of stock options exercised during 2014 was $32 million, compared with $39 million during 2013 and $45 million during 2012. Cash received from stock option exercises totaled $52 million in 2014, $67 million in 2013, and $60 million in 2012.
Total compensation expense not yet recognized related to nonvested options was $6 million at December 31, 2014. We expect to recognize this compensation expense over a weighted-average period of approximately 1.6 years.